APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C Class R	0.75 0.25
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Alternative Strategies Fund Class C	0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25
C&B Large Cap Value Fund Class B Class C	0.75 0.75
C&B Mid Cap Value Fund Class B Class C	0.75 0.75
California Limited-Term Tax-Free Fund Class C	0.75
California Municipal Money Market Fund[1] Sweep Class	0.35
California Tax-Free Fund Class B Class C	0.75 0.75
Capital Growth Fund Class C	0.75
Colorado Tax-Free Fund Class C	0.75
Common Stock Fund Class B Class C	0.75 0.75
Core Bond Fund Class B Class C Class R	0.75 0.75 0.25
Core Plus Bond Fund Class B Class C	0.75 0.75
Disciplined U.S. Core Fund Class C Class R	0.75 0.25
Discovery Fund Class C	0.75
Diversified Capital Builder Fund Class B Class C	0.75 0.75
Diversified Equity Fund Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75
Diversified International Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target Today Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2010 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2015 Fund Class R	0.25
Dow Jones Target 2020 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2025 Fund Class R	0.25
Dow Jones Target 2030 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2035 Fund Class R	0.25
Dow Jones Target 2040 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2045 Fund Class R	0.25
Dow Jones Target 2050 Fund Class C Class R	0.75 0.25
Dow Jones Target 2055 Fund Class R	0.25
Dow Jones Target 2060 Fund Class C Class R	0.75 0.25
Dynamic Target Today Fund Class C Class R	0.75 0.25
Dynamic Target 2015 Fund Class C Class R	0.75 0.25
Dynamic Target 2020 Fund Class C Class R	0.75 0.25
Dynamic Target 2025 Fund Class C Class R	0.75 0.25
Dynamic Target 2030 Fund Class C Class R	0.75 0.25
Dynamic Target 2035 Fund Class C Class R	0.75 0.25
Dynamic Target 2040 Fund Class C Class R	0.75 0.25
Dynamic Target 2045 Fund Class C Class R	0.75 0.25
Dynamic Target 2050 Fund Class C Class R	0.75 0.25
Dynamic Target 2055 Fund Class C Class R	0.75 0.25
Dynamic Target 2060 Fund Class C Class R	0.75 0.25
Emerging Growth Fund Class C	0.75
Emerging Markets Equity Fund Class B Class C	0.75 0.75
Emerging Markets Equity Income Fund Class C Class R	0.75 0.25
Endeavor Select Fund Class B Class C	0.75 0.75
Enterprise Fund Class B Class C	0.75 0.75
Global Long/Short Fund Class C	0.75
Global Opportunities Fund Class B Class C	0.75 0.75
Government Money Market Fund Sweep Class	0.35
Government Securities Fund Class B Class C	0.75 0.75
Growth Balanced Fund Class B Class C	0.75 0.75
Growth Fund Class C	0.75
High Yield Bond Fund Class B Class C	0.75 0.75
High Yield Municipal Bond Fund Class C	0.75
Index Asset Allocation Fund Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75
Inflation-Protected Bond Fund Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75
International Equity Fund Class B Class C Class R	0.75 0.75 0.25
International Value Fund Class B Class C	0.75 0.75
Intrinsic Small Cap Value Fund Class C	0.75
Intrinsic Value Fund Class B Class C Class R	0.75 0.75 0.25
Intrinsic World Equity Fund Class C	0.75
Large Cap Core Fund Class C Class R	0.75 0.25
Large Cap Growth Fund Class C Class R	0.75 0.25
Large Company Value Fund Class C	0.75
Low Volatility U.S. Equity Fund[2] Class C Class R	0.75 0.25
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund Class C	0.75
Moderate Balanced Fund Class B Class C	0.75 0.75
Money Market Fund Class B Class C Daily Class[3]	0.75 0.75 0.25
Municipal Bond Fund Class B Class C	0.75 0.75
Municipal Money Market Fund[4] Sweep Class[5]	0.35
National Tax-Free Money Market Fund Sweep Class[6]	0.35
North Carolina Tax-Free Fund Class C	0.75
Omega Growth Fund Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75
Pennsylvania Tax-Free Fund Class B Class C	0.75 0.75
Precious Metals Fund Class B Class C	0.75 0.75
Premier Large Company Growth Fund Class B Class C	0.75 0.75
Short Duration Government Bond Fund Class B Class C	0.75 0.75
Short-Term Bond Fund Class C	0.75
Short-Term High Yield Bond Fund Class C	0.75
Short-Term Municipal Bond Fund Class C	0.75
Small Cap Core Fund Class C	0.75
Small Cap Value Fund Class B Class C	0.75 0.75
Small Company Growth Fund Class B Class C	0.75 0.75
Small Company Value Fund Class C	0.75
Special Mid Cap Value Fund Class C Class R	0.75 0.25
Special Small Cap Value Fund Class B Class C Class R	0.75 0.75 0.25
Specialized Technology Fund Class B Class C	0.75 0.75
Strategic Income Fund Class C	0.75
Strategic Municipal Bond Fund Class B Class C	0.75 0.75
Traditional Small Cap Growth Fund Class C	0.75
Treasury Plus Money Market Fund Sweep Class	0.35
Utility and Telecommunications Fund Class B Class C	0.75 0.75
Ultra Short-Term Income Fund Class C	0.75
Ultra Short-Term Municipal Income Fund Class C	0.75
WealthBuilder Conservative Allocation Portfolio[7] Class C	0.75
WealthBuilder Equity Portfolio[7] Class C	0.75
WealthBuilder Growth Allocation Portfolio[7] Class C	0.75
WealthBuilder Growth Balanced Portfolio[7] Class C	0.75
WealthBuilder Moderate Balanced Portfolio[7] Class C	0.75
Wisconsin Tax-Free Fund Class C	0.75
100% Treasury Money Market Fund Sweep Class	0.35

Appendix A amended:  August 10, 2016

1On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the California Municipal Money Market Fund effective on or about September 1, 2016.

2On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Low Volatility U.S. Equity Fund.  The Low Volatility U.S. Equity Fund is expected to commence operations in the fourth quarter of 2016.

3On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Money Market Fund Daily Class effective on or about September 1, 2016.

4On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

5 On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Municipal Money Market Fund Sweep Class effective on or about September 1, 2016.

6On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the National Tax-Free Money Market Fund Sweep Class effective on or about September 1, 2016.

7On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio as WealthBuilder Fund.  In addition, the Board approved for each WealthBuilder Portfolio the establishment of Class A shares and the renaming of the existing Wealthbuilder Portfolio share class as Class C shares.  The approved changes will become effective in the first quarter 2017.